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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements No. 333-92657, 333-34370 and 333-40910 of Palm, Inc. on Form S-8 of our report dated June 21, 2000 (July 27, 2000 as to Note 12), appearing in this Annual Report on Form 10-K of Palm, Inc. for the year ended June 2, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
August 11, 2000